UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

243 Tresser Blvd, 17th Floor
 Stamford, Connecticut, United States 06901
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 15, 2026, Sphere 3D Corp. (the "Company") held a Special Meeting of Shareholders ("Meeting"). Of the 33,729,165 shares of the Company's common shares outstanding as of the record date, 12,039,300 shares or approximately 36%, were represented at the Meeting, constituting a quorum present at the Meeting. The shareholders considered three proposals at the Meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 5, 2025. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. Warrant Inducement Proposal

  On a vote taken regarding the warrant inducement proposal, it was declared that the shareholders approved the warrant inducement transaction. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
1,395,651	371,562	10,272,087	21,689,865

2. Name Change Proposal

  On a vote taken regarding the name change proposal, it was declared that the shareholders approved the potential name change of the Company.  Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
10,478,504	1,560,796	0	21,689,865

3.  The Adjournment Proposal

      On a vote taken regarding the adjournment proposal, it was declared that the shareholders approved the adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting.  Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
1,493,717	273,496	10,272,087	21,689,865

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit Number	Description
99.1	SEDAR filing submitted January 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 16, 2026

SPHERE 3D CORP.

By:	/s/ Kurt Kalbfleisch
Kurt Kalbfleisch
Chief Executive Officer